Inventories, Net (Tables)	12 Months Ended
Dec. 31, 2024
Inventories, Net [Abstract]
Schedule of Inventories

Inventories are stated at the lower of cost or net realizable value. Cost is determined using the weighted average method. Net realizable value is the estimated selling price in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation.

	December 31,	December 31,
	2024	2023
Raw materials	$848,123	$434,179
Work in progress	1,633,948	1,726,415
Finished goods	224,297	227,526
Subtotal	2,706,368	2,388,120
Reserve for obsolete inventory	(32,367)	(38,415)
Total	$2,674,001	$2,349,705